ISHARES TRUST
                       SUPPLEMENT DATED October 11, 2000
                                     to the
                                 PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION
               DATED MAY 12, 2000 (AS REVISED SEPTEMBER 15, 2000)


THE INFORMATION IN THIS SUPPLEMENT UPDATES THE INFORMATION IN, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION OF ISHARES TRUST, EACH DATED MAY 12, 2000 (AS REVISED SEPTEMBER 15, 2000).

CBOE TRADING SYMBOL FOR THE ISHARES S&P 100 INDEX FUND (OEF)

The iShares S&P 100 Index Fund trades on the Chicago Board Options Exchange under the ticker symbol "OEF", not under the ticker symbol "IXO" as stated on page 24 of the Prospectus.

THE ISHARES RUSSELL 2000 INDEX FUND (IWM) UTILIZES REPRESENTATIVE SAMPLING AS INVESTMENT STRATEGY

Effective September 25, 2000 the iShares Russell 2000 Index Fund (IWM) will utilize a Representative Sampling strategy to try to track the Russell 2000 Index.

THE ISHARES S&P MIDCAP 400 INDEX FUND (IJH) UTILIZES REPRESENTATIVE SAMPLING AS INVESTMENT STRATEGY

Effective October 9, 2000 the iShares S&P MidCap 400 Index Fund (IJH) will utilize a Representative Sampling strategy to try to track the S&P MidCap 400 Index.

THE SECTION ENTITLED "ISHARES INDEX FUNDS TRANSACTION FEES" IS AMENDED TO INCLUDE THE FOLLOWING:

BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units, and other financial institutions for administrative or marketing services.


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                         PLEASE RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE